EXHIBIT 32.01

CERTIFICATION PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of CCOM Group, Inc. (the “Company”) for the quarter ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter Gasiewicz, Chief Executive Officer of the Company, certify, pursuant to section 18 U.S.C. 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Peter Gasiewicz
Name:	Peter Gasiewicz
Chief Executive Officer
Date:	August 13, 2013